UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2021

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202-2686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 Par Value	RGLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2021, RGLD Gold AG, a wholly owned subsidiary of Royal Gold, Inc. (“Royal Gold” or “our”), entered into an Addendum to the Employment Contract (the “Addendum”) with Daniel Breeze, Vice President Corporate Development of RGLD Gold AG. The Addendum amends the Employment Contract, dated January 1, 2019, between RGLD Gold AG and Mr. Breeze (with the Addendum, the “Employment Contract”). The Addendum provides that, if RGLD Gold AG terminates Mr. Breeze’s employment without good cause (as defined in the Employment Contract) or Mr. Breeze terminates his employment for good cause (as defined in the Employment Contract) and the termination does not occur within 90 days before or two years after a change of control (as defined in the Employment Contract) of Royal Gold, provided that Mr. Breeze submits certain required consents, Mr. Breeze is entitled to a severance payment equal to one times his annual base salary plus average cash bonus paid for the previous three full fiscal years (or such fewer full fiscal years of employment) ending immediately prior to the Termination Date (as defined in the Employment Contract). These benefits are generally consistent with the benefits provided to our other executives.

The foregoing description of the Addendum does not purport to be complete and is qualified in its entirety by reference to the complete text of the Addendum, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Addendum to the Employment Contract, dated March 4, 2021, between RGLD Gold AG and Daniel Breeze
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.

Dated: March 8, 2021	By:	/s/ Margaret McCandless
		Name:	Margaret McCandless
		Title:	Assistant General Counsel, Chief Compliance Officer, and Corporate Secretary